                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                SEPTEMBER 1, 2000
                                (Date of Report)
                Date of earliest event reported: August 31, 2000


                      BRADLEY OPERATING LIMITED PARTNERSHIP
             (Exact name of Registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)


              0-23065                                    04-3306041
       (Commission File Number)             (I.R.S. Employer Identification No.)

    40 SKOKIE BOULEVARD, SUITE 600
        NORTHBROOK, ILLINOIS                             60062-1626
(Address of principal executive offices)                 (Zip Code)


              Registrant's telephone number, including area code:
                                 (847) 272-9800

ITEM 5.   OTHER EVENTS.

On August 31, 2000, Bradley Real Estate, Inc., the general partner of Bradley Operating Limited Partnership, released the press release which is attached as
Exhibit 99.1 and hereby incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired:              Not Applicable

(b)  Pro Forma Financial Information:                        Not Applicable

(c)  Exhibits:

      99.1 Press Release of Bradley Real Estate, Inc. dated August 31, 2000, incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed on September 1, 2000 by Bradley Real Estate, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 31, 2000     BRADLEY OPERATING LIMITED PARTNERSHIP

                           By:  BRADLEY REAL ESTATE, INC.



                           By: /s/ Thomas P. D'Arcy
                              ----------------------------------------------
                              Thomas P. D'Arcy
                              Chairman and Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit
-------

99.1 Press Release of Bradley Real Estate, Inc. dated August 31, 2000, incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed on September 1, 2000 by Bradley Real Estate, Inc.